OMI Corporation

CIBC Conference

March 2004

Forward Looking Information

Certain statements contained in this report (including information incorporated by reference) are “forward-looking statements” within the meaning of

Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided for under these sections.  Our forward-looking statements include, without limitation:

estimates of future earnings and cash flows and the sensitivity of earnings and cash flows to charter rates;

estimates of when new vessels will be delivered by shipyards to the Company and when they may be chartered by customers;

estimates of when vessels may be contracted for sale and delivered to buyers;

estimates of when laws regulations or commercial decisions may remove older vessels from markets or enhance the value or earnings of double hulled vessels;

statements as to the projected development of the Company’s strategy and how it may act to implement its strategy;

estimates of future costs and other liabilities for certain environmental matters and investigations and the expectations concerning insurance coverage therefore;

estimates of relating to expectations in world economic activity, growth in the demand for crude oil and petroleum products and their affect upon tanker markets;

estimates of the number of drydockings of vessels, their costs and the number related offhire days estimates of capital requirements and the sources of the funding;

statements regarding financial hedges and their affects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.  Such risks include, but are not limited to, supply of tankers, demand for their use, world economic activity, breakdown of vessels and resultant time out of service as well as repair cost, availability and cost of insurance, governmental regulation, customer preferences and availability and cost of financing.  More detailed information regarding these factors is included in filings with the Securities and Exchange Commission.  Given these uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements.

All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements.  We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of a new information,

future events or otherwise, except as maybe required under applicable securities laws.

Overview of OMI

Leading seaborne transporter of crude oil and refined petroleum products

37 vessels (3.1 million dwt)

Focused on Suezmax tankers (crude) and product carriers (refined)

Blue-chip customer base, including global oil majors

Founded in 1960; NYSE listed (market cap~$900mm)

Tax efficient structure with Marshall Islands incorporation

EBITDA of $173.3mm for 12 months ending Dec. 31, 2003

Attractive current and long term industry fundamentals

Young, modern fleet

Significant “locked in” cash flows through time charters

Upside potential from Suezmax fleet

Low cost operations with experienced management team

Strong financial position with significant underlying asset value

Proven commitment to a strong balance sheet

Investment Highlights

Attractive Industry Fundamentals

Young, Modern Fleet

Balanced Chartering Strategy

Low-Cost Operations

Financial Overview

Attractive Industry Fundamentals

Crude Market

Steadily growing oil demand (1-2% long-term growth)

Incremental supply from long-haul sources

Supply disruptions

Low inventory levels

Increasing demand for clean products (2+% long-term growth)

Refining capacity being built away from consuming areas

Low inventory levels

New EU and IMO regulations causing accelerated scrapping

Aging world fleet offset by significant supply in 2004 and 2005

Most shipbuilding capacity full through 2006

Increase in asset values

Overall Market

Clean Market

Key Market Trends

New EU and IMO Environmental Regulations

Ban on all single hull tankers carrying heavy crude and fuel oil

EU beginning October 2003

IMO beginning April 2005

For single hull tankers carrying any other oil:

Category I banned by the end of 2005 or before

Category II banned by the end of 2010

Over 15 years must undergo inspection

*   Excludes voluntary scraping

** Assume 2.5% per annum oil demand growth, which corresponds to 4% per annum tanker demand growth

Tight Tanker Supply/Demand Balance
in the Next Few Years

2004 - 2005

2006

(in millions of deadweight tons)

Tanker Deliveries

59

16

less: IMO Mandated Scrapings*

32

1

Tanker Fleet Growth

27

15

Tanker Demand Growth**

24

12

Tanker Supply / Demand Balance

3

3

U.S., W. Europe, and Japan Crude Oil Inventories

Million Barrels
780
760
740
720
700
680
660
640
2000
2001
2002
2003
2004
U.S., W. Europe, and Japan Crude Oil Stocks
Last 5yrs Average of Crude Oil Stocks in the U.S., W. Europe, and Japan

U.S., W. Europe, and Japan Product Inventories

Million Barrels
1460
1440
1420
1400
1380
1360
1340
1320
1300
1999
2000
2001
2002
2003
U.S., W. Europe, and Japan Product Stocks
Last 5yrs Average of Product Stocks in the U.S., W. Europe, and Japan

www.omicorp.com

Avg. 710 million

Avg. 1,370 million

In the US, Western Europe, and Japan as of the end of January 2004, crude oil and product inventories were about 3 million barrels and 15 million barrels respectively below their 5yr average for this time of the year.

Note: Inventory figures as of end of January each year

Industry Sources

Industry Fundamentals

Low Inventories

Crude Inventories and Suezmax Spot Earnings
780
760
740
720
700
680
660
640
Million Barrels
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2000
2001
2002
2003
2004
U.S., W. Europe, and Japan Crude Oil Stocks
Suezmax Avg. Earnings

Product Inventories and Clean Spot Earnings
1460
1440
1420
1400
1380
1360
1340
1320
1300
1280
1260
Million Barrels
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2000
2001
2002
2003
2004
U.S., W. Europe, and Japan Product Stocks
Clean Avg. Earnings

www.omicorp.com

Note: Inventory figures as of end of each year and earnings number is the average of the  year, except 2004 which is the average of January and February.

Industry Sources

Low inventories have to be replaced. Freight rates have historically risen to replenish low inventories.

Industry Fundamentals

Inventories & Freight Rates

Attractive Industry Fundamentals

Young, Modern Fleet

Balanced Chartering Strategy

Low-Cost Operations

Financial Overview

40
35
30
25
20
15
10
5
0
27
36
1998
2003

1,200
1,000
800
600
400
200
0
429
1,052
1998
2003

14
12
10
8
6
4
2
0
13.3
5.8
1998
2003

www.omicorp.com

Modernization of OMI’s Fleet

OMI has spent $1.0 billion since 1998 modernizing and expanding its fleet

Note:  2003 Data as of December 31, 2003 (excludes 7 newbuilds to be delivered in 2004 through 2006)

Number of Vessels

Average Age

Book Value of Vessels

10
9
8
7
6
5
4
3
2
1
0
9.0
3.2
OMI
World Fleet
14
12
10
8
6
4
2
0
11.5
2.5
OMI
World Fleet
120
100
80
60
40
20
0
78%
61%
OMI
World Fleet

www.omicorp.com

Modernization of OMI’s Fleet

Note: Average age as of December 31, 2003 (excludes 6 newbuilds to be delivered in 2004, 2005, and 2006)

Suezmax Age (years)

Product Carrier Age (years)

Double-hulled

Core Fleet

Benefits of Modern Vessels

Greater customer acceptance

Increases commercial opportunities

Favorable rate differential

Enhanced effectiveness

Increased speed

Improved efficiency

Lower maintenance costs and less downtime

OMI

Shell
Chevron
TEXACO
TOTAL
bp
STATOIL
ExxonMobil

www.omicorp.com

Operating Philosophy

Maintain a modern, well serviced and low cost fleet

Dedicated to safety and environmental compliance

Intensive focus on customer service:

Attractive Industry Fundamentals

Young, Modern Fleet

Balanced Chartering Strategy

Low-Cost Operations

Financial Overview

OMI’s Chartering Strategy

Our objective is to cover fixed costs (1) with revenue from our time charters

Net time charter revenue (2)covers fixed costs by more than 2x

Maintain a mix of time charters and spot exposure

20 of 21 product carriers have time charters (3-5 years)

14 of 16 crude vessels operate in the spot market

Spot market exposure provides upside in a rising spot market

Several of our time charters have profit sharing arrangements

$1,000 a day increase in rates results in $6.2mm increase in operating income

Use of charter pools for our Suezmax and Panamax tankers

(1)

Fixed cost include G&A and operating expenses for time charters and spot vessels and interest.

(2)

Net time charter revenue consists of time charter revenue less vessel expenses.

Benefits of Our Chartering Pools

Chartering pools increase productivity of our assets

Better market presence and knowledge

Higher asset utilization (reduced ballast legs)

Alliance Chartering

Largest pool of Suezmaxes (2x size of nearest competitor)

Star Tankers pool

Large pool of Panamax tankers

Fixed Cost Coverage for 2003

Our 21 tankers on charter represent

only 30% of our capacity, but cover our

fixed charges by more than 2x

Contracted EBITDA

$83.4

G&A

16.6

Interest Expense

23.9

Coverage

2.1x

Note:  OMI Management 2003 actuals

OMI

OMI Clean Spot Breakeven vs. 10 year Average Clean Spot Earnings

60000
50000
40000
30000
20000
10000
0
Dollars/day
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
OMI Clean Spot Breakeven
10 year Clean Spot Earnings

OMI Suezmax Breakeven vs.10 year Suezmax Spot Earnings

60000
50000
40000
30000
20000
10000
0
Dollars/day
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
OMI Suezmax Breakeven
10 year Suezmax Spot Earnings

www.omicorp.com

Profitability Through Industry Cycles

Industry Sources and OMI

Attractive Industry Fundamentals

Young, Modern Fleet

Balanced Chartering Strategy

Low-Cost Operations

Financial Overview

2002 Projected Daily Operating Expenses
$7,000
$6,000
$5,000
$4,000
$3,000
$4,157
$4,970
$5,084
$5,935
New Product Carriers
Suezmax
OMI
Industry Average

www.omicorp.com

Low-Cost Operations

Industry Sources and OMI

Key factors driving lower operating expenses include a younger fleet,

scale efficiencies, management focus and outsourcing

15,000
12,000
9,000
6,000
3,000
0
Daily Rate
Double Hull Product Carriers
Suezmaxes
OPEX
Principal
Interest

www.omicorp.com

Low Cash Breakeven Rates

$11,497

$9,051

Source:  Drewry Shipping Consultants Ltd. (June 2003 Ship Operating Costs Annual Review and Forecast)

and OMI  Corporation

Attractive Industry Fundamentals

Young, Modern Fleet

Balanced Chartering Strategy

Low-Cost Operations

Financial Overview

Financial Overview

Stable cash flows from balanced chartering strategy

Demonstrated commitment to a strong credit profile

No income taxes

$300
$250
$200
$150
$100
$50
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of TCE Revenue
$90.5
$161.1
$177.7
$163.5
$16
$44
$90
$116
2000
2001
2002
2003

$200
$160
$120
$80
$40
$0
$104.1
$115.0
$82.8
$173.3
2000
2001
2002
2003

www.omicorp.com

OMI Financial Overview

TCE Revenue1 ($mm)

EBITDA ($mm)

Note:  EBITDA is adjusted to exclude one-time items

(1)

Time charter revenue and Voyage revenue less Voyage expenses.

(2)

Line represents time chartered revenue as a % of TCE revenue.

OMI

65%
60%
55%
50%
45%
40%
35%
30%
52.5%
50.8%
51.8%
49.0%
2000
2001
2002
2003

www.omicorp.com

Disciplined New Build Program

Commenced in 1998

33 vessels1 acquired

19 vessels divested

$148 million of equity issued

Improved balance sheet
during modernization
program

Reduced age of vessels from
13.3 to 5.8 years

Fleet1 Modernization Program

Net Debt / Net Capitalization

(1)

Excludes chartered-in vessels

Balance Sheet Summary

($mm)                                                                                                                                                                                              12/31/03

Cash

$48.8

Bank Debt

364.9

Senior Notes

200.0

Total Funded Indebtedness

564.9

Shareholders’ Equity

537.7

Total Capitalization

$1,102.6

Net Debt/Net Cap

49.0%

Capex Program

Six Ice-Class 1A Product Carriers to be delivered in March 2004-2006

Total cost:  $170mm

Remaining cash payments:  $70mm in 2004, $54mm in 2005, and $20mm in 2006

Committed financing:  $71mm in 2004, $47mm in 2005,

and $21mm in 2006

Charters on four of vessels

2 ships chartered to Total (5 year charters)

2 ships chartered to Handytankers (5 year charters)

Drydock expenses $7 to $8mm annually

(A) - Net Debt / Net Capitalization

+126%

142.5M

54.0M

121.5M

63.0M

Cash Provided by
Operating Activities

Comments

2003

2002

2001

2000

+111%

$538M

$438M

$402M

$255M

Book Equity

+110%

$1,116M

$972M

$779M

$532M

Vessels (at cost)

Decrease leverage while
increasing fleet size

49%

52%

51%

52%

Leverage (A)

Average ROE of 18% for the
four year period

16%

4%

25%

25%

Return on Equity

Decrease in age of fleet

5.8yrs

6.2yrs

6.6yrs

6.4yrs

Average Age of Fleet

+625%

$116M

$90M

$44M

$16M

Long-Term Contract
Revenue

+43%

3.0M

2.7M

2.2M

2.1M

Fleet (dwt)

OMI 2000 - 2003 Accomplishments

OMI’s Unique Investment Qualities

Goal to continue to achieve higher earnings than we previously made at that point in the cycle historically

Business strategy blends significant long-term contract revenues at attractive rates and predictable profits, with ability to capture earnings upside in rising spot market

Expanding high quality and young fleet; adding 6% to OMI vessel tonnage in remainder of 2004 through 2006

Strongest financial position in our history, and low cost operations

Significant benefit from economies of scale in its two vessel categories

(Suezmax and Product Carriers)